SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                 August 7, 1996


                                 DESIGNS, INC.
                                 -------------

             (Exact Name of registrant as specified in its charter)


        Delaware                  0-15898                04-2623104
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


     66 B Street, Needham, Massachusetts                      02194
  (Address of principal executive offices)                  (Zip Code)


                                 (617) 444-7222
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     On July 24, 1996, Designs, Inc. (the "Company") entered into an Amended and Restated Credit Agreement (the "Credit Agreement") among the Company, BayBank, N.A. and State Street Bank and Trust Company. A copy of the Credit Agreement is attached as Exhibit 10.1 hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DESIGNS, INC.



Date:  August 7, 1996                   By: /s/ Scott N. Semel
                                            -------------------------------
                                            Scott N. Semel, Executive Vice
                                             President and Secretary

                               Index to Exhibits
                               -----------------



Exhibit No.                   Description
- -----------                   -----------


  10.1. Amended and Restated Credit Agreement dated as of July 24, 1996 among Designs, Inc., BayBank, N.A., and State Street Bank and Trust Company